SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 5, 2000
Date of Report (Date of earliest event reported)

CPAC, INC.
(Exact Name of registrant as specified in its charter)

New York	0-9600
State or other jurisdiction	Commission File Number
of incorporation

16-0961040
IRS Employer ID Number

2364 Leicester Road, Leicester, New York 14481
(Address of Principal Executive Offices)

(716) 382-3223
(Registrant's telephone number, including area code)

The Exhibit Index is found on page 5 of this Current Report.

ITEM 1:	CHANGES IN CONTROL OF REGISTRANT
Not Applicable

ITEM 2:	ACQUISITION OR DISPOSITION OF ASSETS
Not Applicable

ITEM 3:	BANKRUPTCY OR RECEIVERSHIP
Not Applicable

ITEM 4:	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
Not Applicable

ITEM 5:	OTHER EVENTS

                      On April 5, 2000, the Registrant announced the appointment of Dr. Jerold L. Zimmerman to its Board of Directors, increasing the Board's size to seven members.

                      Dr. Zimmerman is the Ronald L. Bittner Professor of Business Administration at the William E. Simon Graduate School of Business Administration at the University of Rochester, where he has taught finance, accounting, and economics since 1974. He has published numerous books and papers during his career, and was a founding editor of the Journal of Accounting and Economics. Dr. Zimmerman's most current research is in the areas of Economic Value Added compensation programs and in organizational architecture. He has been recognized by national and local organizations for his achievements in education and research.

                      Dr. Zimmerman has a Ph.D. in Business Administration from the University of California (Berkeley) and a B.S. in Finance from the University of Colorado. He has served as a visiting professor at Hong Kong University and the Chinese University of Hong Kong.

                      Dr. Zimmerman has also consulted for various companies (including Kodak, DuPont and CPAC) and serves as an expert witness in court cases. He is a member of the American Accounting Association where he has held various committee positions, and served as a Distinguished Faculty Member in the American Accounting Association Doctoral Consortium. He resides in Pittsford, NY.

                      Commenting upon Dr. Zimmerman's election to the Registrant's Board, Mr. Thomas N. Hendrickson, Chairman and Chief Executive Officer said: "We are very pleased that Jerry has joined our Board of Directors. He understands the financial and market challenges facing companies like ours. As a new outside Board member, Jerry will be a valuable contributor particularly in the areas of corporate finance, incentive compensation, and acquisitions."
ITEM 6:	RESIGNATION OF REGISTRANT'S DIRECTORS
Not Applicable

ITEM 7:	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

	A.	Financial Statement of Business Acquired
Not Applicable

	B.	Pro Forma Financial Information
Not Applicable

	C.	Exhibits
		1.	Underwriting Agreement
Not Applicable
		2.	Plan of acquisition, reorganization, arrangement, liquidation or succession
Not Applicable
		4.	Instruments defining the rights of security holders, including debentures
Not Applicable
		16.	Letter re: change in certifying accountant
Not Applicable
		17.	Letter re: director resignation
Not Applicable
		20.	Other documents or statements to security holders
Not Applicable
		24.	Consents of experts and counsel
Not Applicable

25.	Power of Attorney
Not Applicable
27.	Financial Data Schedule
Not Applicable
99.	Additional Exhibits
99.1 Press Release issued April 5, 2000 announcing Jerold L. Zimmerman's election as a Director of the Registrant
ITEM 8:	CHANGE IN FISCAL YEAR
Not Applicable

ITEM 9:	SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S
Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 13, 2000		CPAC, Inc.

	By:	/s/ Thomas N. Hendrickson
Thomas N. Hendrickson President and Chief Executive Officer

Dated: April 13, 2000		CPAC, Inc.

	By:	/s/ Thomas J. Weldgen
Thomas J. Weldgen Vice President Finance and Chief Financial Officer

EXHIBIT INDEX
Exhibit		Page Number

1.	Underwriting Agreement	N/A

2.	Plan of acquisition, reorganization, arrangement, liquidation or succession	N/A

4.	Instruments defining the rights of security holders, including debentures	N/A

16.	Letter re: change in certifying accountant	N/A

17.	Letter re: director resignation	N/A

20.	Other documents or statements to security holders	N/A

24.	Consents of experts and counsel	N/A

25.	Power of Attorney	N/A

27.	Financial Data Schedule	N/A

99.	Additional Exhibits
	99.1 Press Release issued April 5, 2000 announcing Jerold L. Zimmerman's election as a Director of the Registrant	6